UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04981
                                   ---------
                           INVESTORS FIRST FUND, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)

        383 MADISON AVENUE,             NEW YORK, NY                10179
------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                  Jodi B. Levine, 383 MADISON AVE, NEW YORK, NY
                          -----------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-272-3550

Date of fiscal year end:   DECEMBER 31, 2003
                           -------------------

Date of reporting period:  JANUARY 1, 2003 THROUGH DECEMBER 31, 2003
                           -----------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                                      INVESTORS FIRST FUND, INC.
                                                      December 31, 2003

                             This update contains the following two documents:
                             [ ] Letter from the Fund's Chairman
                             [ ] Annual Report to Stockholders



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


LETTER TO THE FUND'S STOCKHOLDERS

                                                                January 28, 2004

Dear Fellow Stockholders:

Enclosed is the annual report for Investors First Fund, Inc., (the "Fund"), for the year ended December 31, 2003. At the end of the year, the Fund's net assets were $108,276,731 and the Net Asset Value ("NAV") per share was $10.98. The share price closed at $12.37 and the Fund's market price discount to NAV improved from 11.95% at the beginning of the year to a 12.66% premium at the end. After reflecting the reinvestment of monthly distributions totaling $0.67 per share, the Fund achieved a total investment return at market value of 57.75% for the twelve months ended December 31, 2003.

RECENT EVENTS: A NEW NAME AND IMPORTANT CHANGES

The Fund has seen important changes in policy and oversight for the year 2003. Subsequent to the annual shareholder's meeting in June, 2003, the Board of Directors took proactive measures to improve shareholder value and to restore confidence to investors in the Fund after the divisive proxy contest earlier in the year. The most important decision was the institution of a managed distribution policy that initiated a strong fixed monthly distribution to shareholders. This policy was designed to give more flexibility to shareholders in managing their investment in the Fund by offering monthly distributions in cash or in new shares of the Fund, at the election of the individual shareholder. Based on market response and comments from individual shareholders, we believe this policy has been very successful.

In September, 2003, the Board announced an increase in the monthly distribution, and in keeping with a new commitment to enhance shareholder value and to put the interests of Fund shareholders first, the Board announced a change of the Fund's name to Investors First Fund, Inc.

At the annual shareholder's meeting in June, 2003, a Stockholder Value Proposal, which requested that the Board consider options to deliver full net asset value to shareholders, received substantial shareholder support. Pursuant to this proposal, and also in consideration of an announcement by the Board prior to the annual shareholder's meeting of its intention to conduct a tender offer for Fund shares at 99% of NAV, the Board took under consideration various options to deliver net asset value to the shareholders. During this period, the discount at which the Fund's shares traded in the open market was completely eliminated, and remained at a premium to net asset value from October through the end of the year. In this trading environment and because of the high costs associated with a tender offer, the Board decided in November, 2003 that it was not in the best interests of shareholders or the Fund to continue with any kind of tender offer proposal.

CREATING VALUE

In various press releases in recent months the Board has reiterated its commitment to maintaining the Fund's monthly distributions to shareholders. The managed distribution policy is regarded as a primary feature of the management philosophy of Investors First Fund and an important tool for enhancing shareholder value. For many investors, a well-managed equity portfolio usually provides the best risk-return characteristics over the long term. For those investors seeking long term capital appreciation, equity returns are generally superior to those of fixed income or balanced portfolios. However, industry experience indicates that closed-end fund investors benefit from programs that provide the option of having regular distributions. Our conclusion is that many investors are willing to accept the inherent volatility of an equity portfolio, but would prefer to have a predictable and stable cash flow as well, either to reinvest in new shares of the Fund or to take in cash. This policy also helps to stabilize the discount structure of the Fund, and after many years of trading at discounts to net asset value, the Fund's discount has currently been eliminated.

The Fund is paying out a substantial, fixed monthly distribution which is currently equivalent to an annual distribution of approximately 15% of net asset value. At the end of each year, it is determined what portion of the total distribution is attributable to income, capital gains, or return-of-capital, and the allocation among these categories will vary greatly from year to year depending on portfolio performance. The Fund's investment focus is to generate total investment returns that exceed the amount of the distributions, although there is no guarantee that this will be achieved. To the extent that the amount of distributions taken in cash exceeds the total investment returns of the Fund, the assets of the Fund will decline. If the total investment returns exceed the amount of cash distributions, the assets of the Fund will increase. Either way, the Fund's shareholders have complete flexibility to take their distributions in cash or to reinvest in Fund shares, and they can change this election as often as they desire. For the year 2003, those shareholders who chose to reinvest their distributions in shares of the Fund participated in the strong market returns of their investment. Shareholders are encouraged to consider the reinvestment option for their distributions.

ECONOMIC AND MARKET SUMMARY

The major market indices of the global and domestic economies showed strong performance for the year 2003 in spite of regional conflicts and related economic uncertainties. Domestically, the economic signals were decidedly mixed. The Federal Reserve has kept interest rates at historically low levels as an incentive for increased business investment. Inflation remained very low for the year, and there was some indication of improved earnings in various sectors of the economy, as well as some improvement in consumer confidence.

However, unemployment figures have remained stubbornly high, and the current administration continues to pursue a course of generating record breaking federal deficits with no indication of future relief in projected budgets. In spite of these figures, the administration continues to endorse its policy of tax cuts as an engine to improve economic growth. The uncertainties surrounding these influences, as well as those generated by the continuing occupation of Afghanistan and Iraq, make the financial markets very sensitive to changing global and domestic conditions. Looking forward to 2004, the dynamic of the presidential election year will only add to these uncertainties.

The Fund's Board of Directors and its officers are very gratified at the strong market performance of the Fund's shares for the year 2003, and at the many positive comments from individual shareholders endorsing the Fund's managed distribution policy. They remain committed to this policy and to the general objective of managing the Fund for the benefit of the shareholders. We look forward to continuing our service to you in the future.

Sincerely,

/s/ William A. Clark
--------------------
William A. Clark
Chairman

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

THIS LETTER FROM THE FUND'S CHAIRMAN IS NOT A PART OF THE ANNUAL REPORT TO STOCKHOLDERS THAT FOLLOWS.

                                                      INVESTORS FIRST FUND, INC.

                                                   ANNUAL REPORT TO STOCKHOLDERS

                                                               December 31, 2003












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

CONTENTS

Portfolio Management Review ...........................................    1
Top Ten Holdings ......................................................    4
Fund Management .......................................................    4
Schedule of Investments ...............................................    5
Statement of Assets and Liabilities ...................................    9
Statement of Operations ...............................................   10
Statements of Changes in Net Assets ...................................   11
Financial Highlights ..................................................   12
Notes to Financial Statements .........................................   13
Report of Independent Accountants .....................................   16
Tax Information .......................................................   17
Dividend Reinvestment Plan ............................................   18
Share Repurchase Program ..............................................   19
Amendment to By-Laws ..................................................   19
Directors and Officers ................................................   20
Privacy Policy Notice .................................................   22








FUND SHARES ARE NOT FDIC-INSURED AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK. FUND SHARES INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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


PORTFOLIO MANAGEMENT REVIEW

In the following interview, Audrey M.T. Jones, Lead Portfolio Manager of Investors First Fund, Inc. discusses the fund's strategy and the market environment during the 12-month period ended December 31, 2003.


          Q: HOW DID INVESTORS FIRST FUND, INC. PERFORM OVER 2003?

          A: Investors First Fund, Inc. underperformed the Lipper Small Cap Core Funds average1 for the 12 months ended December 31, 2003. The fund had a total return of 23.30% (based on the fund's NAV) for the annual period, as compared to a 44.24% return for its Lipper category. The fund also underperformed the 47.25% return of the Russell 2000 Index2 and the 38.79% return of its benchmark, the Standard & Poor's (S&P) SmallCap 600 Index3, for the same time period.

          During the annual period, the fund continued to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The fund's under-performance relative to its benchmarks was due primarily to mixed results from individual stock selection and sector positioning. Relative performance was also affected by the fact that the smallest, most illiquid, non-institutional-quality securities in the small-cap equity universe, primarily non-earners, outperformed not only the larger, more profitable and investable, institutional-quality small-cap securities but also the large-cap and mid-cap equity segments for the year.

          Q: WHAT WERE THE BEST AND WORST STOCK PERFORMERS FOR THE FUND?

          A: Most of the fund's top contributors during the annual period were in information technology, including Fairchild Semiconductor, DSP Group, Titan, Integrated Circuit Systems, EMC, and Documentum. Other strong contributors to fund performance were Joy Global in industrials, ITT Educational Services in consumer discretionary, JetBlue Airways in transportation, and Mid Atlantic Medical Services in health care. Several of the fund's bottom contributors came from the information technology sector as well. These included Mercury Computer Systems, Borland Software, and Intercept Group. Also hindering fund performance were Cato, Genesco, and BJ's Wholesale Club in consumer discretionary, InterMune, Cell Genesys and Accredo Health in health care, and LaBranche & Co. in financials.

          Q: HOW WAS THE FUND POSITIONED BY SECTOR AND WHAT EFFECT DID THIS HAVE ON ITS RESULTS?

          A: For the annual period, the fund's significant overweighting in information technology as well as its underweighting and strong stock selection in utilities boosted relative performance the most. Stock selection in energy and consumer staples along with the fund's avoidance of the telecommunications services sector had a more modest positive effect on performance. However, these positive contributions to performance were not enough to outweigh the negative contributions from poor stock selection in consumer discretionary, financials, health care, and industrials nor its underweighting in consumer discretionary.

1 SOURCE: LIPPER INC. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. LIPPER RANKINGS ARE BASED ON THE FUND'S TOTAL RETURN UNADJUSTED FOR SALES CHARGES WITH DISTRIBUTIONS REINVESTED. IF SALES CHARGES HAD BEEN INCLUDED, RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.

2 RUSSELL 2000 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE COMMON STOCK PRICE MOVEMENT OF THE 2,000 SMALLEST COMPANIES OF THE RUSSELL 3000 INDEX, WHICH MEASURES THE PERFORMANCE OF THE 3,000 LARGEST US COMPANIES BASED ON MARKET CAPITALIZATION. INDEX RETURNS REPRESENT THE REINVESTMENT OF ALL DISTRIBUTIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

3 S&P SMALLCAP 600 INDEX IS AN UNMANAGED INDEX OF 600 DOMESTIC COMPANIES REPRESENTATIVE OF US SMALL-CAP EQUITY MARKET PERFORMANCE. INDEX RETURNS REPRESENT THE REINVESTMENT OF ALL DISTRIBUTIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                                                  Investors First Fund, Inc. | 1

          Q: WHAT WERE THE MAJOR FACTORS AFFECTING SMALLER EQUITIES DURING THE ANNUAL PERIOD?

          A: Continuing the trend begun in 1999, the small-cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large-cap brethren, as measured by the S&P 500 index4, for the twelve months ended December 31, 2003. Still, within the annual period, the small-cap equity markets, like the broader equity markets, saw divergent performance.

          During the first quarter, the S&P SmallCap 600 Index declined 5.06%. During January and February, the economy took a back seat in investors' minds as the nation's attention was focused on the geopolitical tensions with Iraq and North Korea. As these concerns led investors to pull money out of the equity markets and shift assets to more defensive instruments, small-cap equity markets were particularly hard hit due to inherent liquidity issues. US manufacturing contracted in March after four months of expansion, primarily due to higher oil prices and uncertainty regarding near-term consumer spending. Equity markets initially responded favorably to the actual confrontation of coalition troops with the Iraq military in March, but the markets paused later in the month as expectations of a swift resolution to the war declined. Atypically in a declining equity environment, growth-oriented stocks outperformed value-oriented stocks for the first quarter of 2003 across the broad equity market.

          For the second quarter, the S&P SmallCap 600 Index rose by an impressive 19.87%. During April, despite high unemployment, ongoing contraction in the manufacturing sector, and dropping retail sales, there were signs of improvement in the economy. Factory orders increased for the third month in a row, with the non-defense capital goods component, an important barometer of business capital spending, on the rise. In addition, with the conclusion of major military operations in Iraq and generally positive corporate earnings announcements, consumer and investor confidence improved. The broader equity markets responded favorably, with the small-cap segment leading the way. In May, economic signals continued to be mixed. Manufacturing activity remained low, but in spite of both adverse weather conditions in most of the nation and a late spring holiday, healthy sales gains were seen in several industries, including electronics, retail, and restaurants. The equity markets continued to perform well, with the small-cap segment outperforming its mid-cap and large-cap brethren. In June, the Federal Reserve Board reduced interest rates by 25 basis points. Manufacturing continued to contract, but there was growth in the services segment of the economy. For the quarter as a whole, small-cap stocks outperformed the other equity segments, and value-oriented stocks marginally outperformed growth-oriented stocks within the small-cap sector.

          The US equity market across all capitalizations remained in positive territory during the third quarter, with the S&P SmallCap 600 Index up 7.08%. During July and August, most indicators continued to point toward improvement in the US economy. Second quarter GDP expanded at a 3.3% (revised) rate, fueled by consumer purchases, business investment, and an increase in defense spending. The manufacturing sector expanded, and industrial production, specifically in high-technology products, had its best growth rate since September 2000. The services sector of the economy also continued to grow,

4 STANDARD & POOR'S 500 INDEX IS AN UNMANAGED GROUP OF STOCKS GENERALLY REPRESENTATIVE OF THE US STOCK MARKET. INDEX RETURNS REPRESENT THE REINVESTMENT OF ALL DISTRIBUTIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                                                   2| Investors First Fund, Inc.

while corporate earnings announcements were generally positive. However, unemployment remained above 6%, mortgage refinancing activity slowed, and consumer confidence declined. Overall, the equity markets responded favorably, with the small-cap segment leading the way. During September, the US equity markets lost some ground, due primarily to concerns regarding the upcoming corporate earnings announcement season, weakness in the US dollar, and rising energy prices. As in the previous quarter, small-cap stocks outper- formed the other equity segments for the third calendar quarter, but for these three months, growth-oriented stocks outperformed value-oriented stocks within the small-cap sector.

For the fourth quarter, the S&P SmallCap 600 Index increased 14.78%. Throughout the quarter, most indicators seemed to show that the US economy was firmly on the path of expansion. The manufacturing sector expanded to its highest level since 1983, and the services side of the economy grew as well. Business investment increased, with core capital goods orders experiencing their best year over year gain since the summer of 2000. The unemployment rate finally fell below 6%. Consumers continued to spend, with chain stores reporting the strongest holiday season in four years. Third quarter GDP was revised up to 8.2%. Corporate earnings announcements were generally positive. Once again, the small-cap equity segment outperformed its larger-cap brethren. However, in a reversal from the prior quarter, value-oriented stocks outperformed growth-oriented stocks within the small-cap sector. For the year as a whole, value-oriented stocks outperformed growth-oriented stocks within the small-cap sector by a margin of approximately 2.7%.

Q: WHAT INVESTMENT STRATEGIES DO YOU INTEND TO PURSUE IN THE FUND GOING FORWARD?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets. Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

               o Focus on small-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

               o Focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller U.S. companies

               o Use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and/or the ability to finance a major part of future growth from internal sources

               o Strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

It is also important to remember that investors should take a long-term view when invest- ing in this segment of the market, as returns can be volatile in the short term. As always, our primary objective is to maximize capital appreciation for our shareholders. We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

                                                  Investors First Fund, Inc. | 3

                                                                                        STOCK        % OF NET
TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2003 (30.6% of Portfolio)                   SYMBOL        ASSETS
-------------------------------------------------------------------------------------------------------------
1.  FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.                                          FCS           4.7%
    Develops and markets analog, discrete, logic and non-volatile memory semiconductors
-------------------------------------------------------------------------------------------------------------
2.  EMC CORP.                                                                            EMC           4.3%
    Provides enterprise storage systems, software, networks and services
-------------------------------------------------------------------------------------------------------------
3.  DSP GROUP, INC.                                                                      DSPG          3.1%
    Develops and markets digital signal processing cores and integrated solutions
-------------------------------------------------------------------------------------------------------------
4.  JOY GLOBAL INC.                                                                      JOYG          2.8%
    Manufactures and markets underground and surface mining equipment
-------------------------------------------------------------------------------------------------------------
5.  FURNITURE BRANDS INTERNATIONAL, INC.                                                 FBN           2.7%
    Furniture distributor
-------------------------------------------------------------------------------------------------------------
6.  UNITED NATURAL FOODS, INC.                                                           UNFI          2.6%
    Distributes natural foods and related products
-------------------------------------------------------------------------------------------------------------
7.  PACKAGING CORP. OF AMERICA                                                           PKG           2.6%
    Manufacturer of container board and corrugated packaging products
-------------------------------------------------------------------------------------------------------------
8.  COOPER COMPANIES, INC.                                                               COO           2.6%
    Develop, manufacture and market specialty healthcare products
-------------------------------------------------------------------------------------------------------------
9.  AFFILIATED MANAGERS GROUP, INC.                                                      AMG           2.6%
    Acquires majority interest in mid-size investment management firms
-------------------------------------------------------------------------------------------------------------
10. PEABODY ENERGY CORP.                                                                 BTU           2.6%
    Provider of coal
-------------------------------------------------------------------------------------------------------------

FOR MORE COMPLETE DETAILS ABOUT THE FUND'S INVESTMENT PORTFOLIO, SEE PAGES 5 THROUGH 8.


FUND MANAGEMENT FOR INVESTORS FIRST FUND, INC.
--------------------------------------------------------------------------------
The Fund is managed by a team with an average of twenty-five years of experience. The portfolio sector responsibilities are as follows:

AUDREY M. T. JONES, CFA CREDIT SENSITIVE, ENERGY, PROCESS INDUSTRIES, SERVICE COMPANIES AND TRANSPORTATION SECTORS Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
o Joined Deutsche Asset Management in 1986.
o Over 30 years of investment industry experience.
o BBA, Pace University, Lubin School of Business.

BOB GRANDHI, CFA HEALTH CARE AND TECHNOLOGY SECTORS Director of Deutsche Asset Management and Portfolio Manager of the fund. o Joined Deutsche Asset Management in 2001.
o 25 years of financial industry experience.
o BSEE, MS and MBA, Illinois Institute of Technology.

DORIS R. KLUG, CFA CONSUMER AND CAPITAL GOODS SECTORS
Director of Deutsche Asset Management and Portfolio Manager of the fund.
o Joined Deutsche Asset Management in 2000.
o 21 years of investment industry experience.
o MBA, New York University, Stern School of Business.


4|  Investors First Fund, Inc.

SCHEDULE OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       SHARES         VALUE ($)
                                                     ---------       ---------
COMMON STOCK - 93.1%
CONSUMER DISCRETIONARY - 14.1%
AUTOMOBILES
Thor Industries, Inc.                                   28,800       1,619,136

DISTRIBUTORS
United Natural Foods, Inc.*                             79,200       2,844,072

HOTELS RESTAURANTS & LEISURE
Cheesecake Factory Inc. (The)*                          37,700       1,659,931

HOUSEHOLD DURABLES
Furniture Brands International, Inc.                   100,100       2,935,933

MEDIA
Multimedia Games, Inc.*                                 43,000       1,767,300

SPECIALTY RETAIL
Martek Biosciences Corp.*                               30,500       1,981,585
Tractor Supply Company*                                 19,200         746,688
                                                                   -----------
                                                                     2,728,273
TEXTILES & APPAREL
Carter's, Inc.*                                          2,500          63,625
Gildan Activewear Inc., Class A*                        51,500       1,590,320
                                                                   -----------
                                                                     1,653,945
CONSUMER STAPLES - 4.0%
BEVERAGES
Philadelphia Suburban Corp.                             53,077       1,173,002

FOOD & DRUG RETAILING
Panera Bread Co. Class A*                               42,300       1,672,119
Performance Food Group Co.*                             39,300       1,421,481
                                                                   -----------
                                                                     3,093,600
ENERGY - 5.2%
OIL & GAS
FMC Technologies, Inc.*                                105,800       2,465,140
Ultra Petroleum Corp.*                                  80,300       1,976,986
Western Gas Resources, Inc.                             25,400       1,200,150
                                                                   -----------
                                                                     5,642,276
FINANCIALS - 8.7%
BANKS

First Niagara Financial Group, Inc.                     84,000       1,252,440


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                  Investors First Fund, Inc. | 5

                                                      SHARES         VALUE ($)
                                                     ---------       ---------
DIVERSIFIED FINANCIALS
Affiliated Managers Group, Inc.*                        40,400       2,811,436
First Marblehead Corp. (The)*                           12,600         275,688
National Financial Partners Corp.                       40,500       1,115,775
                                                                   -----------
                                                                     4,202,899
INSURANCE
Direct General Corp.                                    41,000       1,357,100
Platinum Underwriters Holdings, Ltd.                    72,600       2,178,000
Scottish Re Group Ltd.                                  22,900         475,862
                                                                   -----------
                                                                     4,010,962

HEALTH CARE - 12.6%
BIOTECHNOLOGY
Integra Lifesciences Holdings*                          79,500       2,276,085
Neurocrine Biosciences, Inc. *                          31,700       1,728,918
NPS Pharmaceuticals, Inc.*                              80,000       2,459,200
                                                                   -----------
                                                                     6,464,203
HEALTH CARE EQUIPMENT & SUPPLIES
Cooper Companies, Inc.                                  60,000       2,827,800
Edwards Lifesciences*                                   89,900       2,704,192
IDEXX Laboratories, Inc.*                               36,400       1,684,592
                                                                   -----------
                                                                     7,216,584
INDUSTRIALS - 13.3%
AEROSPACE & DEFENSE
EDO Corp.                                               56,500       1,392,725

AIR FREIGHT & COURIERS
USF Corp.                                               72,600       2,482,194

COMMERCIAL SERVICES & SUPPLIES
Shuffle Master, Inc.*                                   73,400       2,541,108
Universal Technical Institute Inc.*                      8,200         246,000
                                                                   -----------
                                                                     2,787,108
CONSTRUCTION & ENGINEERING
Quanta Services, Inc.*                                  70,000         511,000

ELECTRICAL EQUIPMENT
DSP Group, Inc.*                                       135,600       3,377,796

ROAD & RAIL
Central Freight Lines, Inc.*                             3,300          58,575
Compass Minerals International, Inc.*                   52,700         752,556
Overnight Corp.*                                         5,600         127,400
Swift Transportation Co., Inc.*                         67,100       1,410,442
                                                                   -----------
                                                                     2,348,973


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


6|  Investors First Fund, Inc.

                                                       SHARES        VALUE ($)
                                                     ---------       ---------
TRANSPORTATION INFRASTRUCTURE
Heartland Express, Inc.                                 62,337       1,507,932

INFORMATION TECHNOLOGY - 24.5%
COMMUNICATIONS EQUIPMENT
Enterasys Networks, Inc.*                              562,100       2,107,875

COMPUTERS & PERIPHERALS
EMC Corp.*                                             355,830       4,597,324

ELECTRONIC EQUIPMENT & INSTRUMENTS
Applied Films Corp.*                                    62,000       2,047,240

INTERNET SOFTWARE & SERVICE
Avocent Corporation*                                    70,500       2,574,660
Equinix, Inc.*                                          16,500         465,300
Harris Interactive Inc.*                               152,200       1,263,260
                                                                   -----------
                                                                     4,303,220
IT CONSULTING & SERVICES
Caci International Inc. Class A*                        54,100       2,630,342
ITT Educational Services, Inc.*                         41,200       1,935,164
                                                                   -----------
                                                                     4,565,506
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Fairchild Semiconductor International, Inc.*           201,600       5,033,952
Skyworks Solutions, Inc.*                              179,100       1,558,170
Zoran Corp.*                                           131,750       2,291,133
                                                                   -----------
                                                                     8,883,255
SOFTWARE
Callidus Software*                                       3,300          58,376

MATERIALS - 10.5%
CONSTRUCTION MATERIALS
General Cable Corp.*                                   124,200       1,012,230

CONTAINERS & PACKAGING
Packaging Corp. of America                             129,600       2,833,056

METALS & MINING
Joy Global Inc.                                        114,100       2,983,715
Peabody Energy Corp.                                    67,000       2,794,570
Steel Dynamics, Inc.*                                   74,300       1,745,307
                                                                   -----------
                                                                     7,523,592
TELECOMMUNICATIONS SERVICES - 0.2%
DIVERSIFIED TELECOMMUNICATION
Journal Communications, Inc.                            12,000         222,360
                                                                   -----------

Total Common Stocks (cost $75,626,015)                             100,826,318



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                 Investors First Fund, Inc.  | 7

                                                     PRINCIPAL
                                                      AMOUNT
                                                      (000'S)        VALUE ($)
                                                     ---------       ---------
SHORT-TERM INVESTMENTS - 30.6%
REPURCHASE AGREEMENTS - 30.6%
Bear, Stearns & Co. Inc.
(Agreement dated 12/31/03 to be
repurchased at $7,867,897)
0.85%, 01/02/04 (Note 4)                             $   7,868       7,867,525

Bear, Stearns & Co. Inc.
(Agreement dated 12/31/03 to be
repurchased at $23,870,620)
1.06%**, 01/02/04*** (Note 3)                           23,869      23,869,214

Bear, Stearns & Co. Inc.
(Agreement dated 12/31/03 to be
repurchased at $1,380,345)
0.94%**, 01/02/04*** (Note 3)                            1,380       1,380,273
                                                                   -----------


TOTAL SHORT-TERM INVESTMENTS
(cost $33,117,012)                                  33,117,012

                                                                     VALUE ($)
                                                                   -----------
TOTAL INVESTMENTS - 123.7% (Cost $108,743,027) (a)                 133,943,330
LIABILITIES IN EXCESS OF OTHER ASSETS - (23.7%)                    (25,666,599)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                108,276,731


  * NON-INCOME PRODUCING SECURITY.
 ** Stated interest rate, before rebate earned by borrower of securities on loan.
*** Represents investment purchased with cash collateral received for securities on loan.
(a) THE COST FOR FEDERAL INCOME TAX PURPOSES WAS AT DECEMBER 31, 2003, NET UNREALIZED APPRECIATION $108,744,124. FOR ALL SECURITES BASED ON TAX COST WAS $25,199,206. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL SECURITES IN WHICH THERE WAS AN EXCESS OF VALUE OVER TAX COST OF $25,384,072 AND AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES IN WHICH THERE WAS AN EXCESS OF TAX COST OVER VALUE OF $184,866.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8|  Investors First Fund, Inc.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2003
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $108,743,027)                         $ 133,943,330
Receivables:
Investments Sold                                                        229,896
Dividends                                                                42,846
Interest                                                                  5,420
Prepaid expenses                                                         16,377
                                                                  -------------
Total Assets                                                        134,237,869
                                                                  =============
--------------------------------------------------------------------------------
LIABILITIES
Payables:
Upon return of securities loaned                                     25,249,487
Advisory fee payable                                                    110,198
Directors' fees                                                          72,812
Other accrued expenses                                                  528,641
Total Liabilities                                                    25,961,138
                                                                  -------------
NET ASSETS                                                        $ 108,276,731
                                                                  =============
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Net unrealized appreciation in value of investments                  25,200,303
Accumulated net realized loss on investments                         (2,310,112)
                                                                  -------------
Paid-in capital (150,000,000 shares authorized $0.01 par value)      85,386,540
NET ASSETS                                                        $ 108,276,731
SHARES OUTSTANDING                                                    9,860,115
                                                                  -------------
NET ASSET VALUE PER SHARE, (net assets divided by
shares outstanding)                                               $       10.98
                                                                  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                 Investors First Fund, Inc.  | 9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

INVESTMENT INCOME
Income:
Dividends                                                       $    283,535
Interest                                                              33,741
                                                                ------------
Total Income                                                         317,276
                                                                ------------
Expenses:
Advisory fees                                                        966,400
Professional fees                                                    800,138
Directors' fees and expenses                                         221,498
Reports to shareholders                                              156,683
Administration fees                                                   68,623
Services to shareholders                                              39,445
Custody fees                                                          17,679
Accounting fees                                                        8,196
Insurance                                                              3,275
Miscellaneous                                                         23,952
                                                                ------------
Total Expenses                                                     2,305,889
                                                                ------------
NET INVESTMENT LOSS                                               (1,988,613)
                                                                ============
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized loss from investments                                (1,612,545)
Net change in unrealized appreciation in value of investments     24,904,617
                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   23,292,072
                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 21,303,459
                                                                ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


10 |  Investors First Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                For the Years Ended December 31,
                                                                       2003           2002
------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment loss                                               $  (1,988,613)   $  (1,180,919)
Net realized loss on investments                                     (1,612,545)        (531,276)
Net change in unrealized appreciation/(depreciation)
in value of investments                                              24,904,617      (25,667,598)
                                                                  -------------    -------------
Net increase/(decrease) in net assets resulting from operations      21,303,459      (27,379,793)
                                                                  -------------    -------------

Distributions to shareholders:
Net realized gains                                                         --         (1,201,777)
Return-of-capital                                                    (6,589,472)            --
                                                                  -------------    -------------
Total distributions to shareholders                                  (6,589,472)      (1,201,777)
                                                                  -------------    -------------
Fund share transactions:
Reinvestment of distributions                                           407,741             --
Shares repurchased                                                   (1,221,359)      (4,689,182)
                                                                  -------------    -------------
Net decrease in net assets resulting
from fund share transactions                                           (813,618)      (4,689,182)
                                                                  -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS                              13,900,369      (33,270,752)
                                                                  -------------    -------------
NET ASSETS:
Beginning of year                                                    94,376,362      127,647,114
                                                                  -------------    -------------
End of year                                                       $ 108,276,731    $  94,376,362
                                                                  =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                Investors First Fund, Inc.  | 11

FINANCIAL HIGHLIGHTS
YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                     2003         2002       2001       2000      1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $ 9.46        $12.15     $13.40     $15.90     $11.63
INCOME(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.20)a        (.11)a     (.09)      (.13)      (.12)
   Net realized and unrealized gain/(loss)
     on investments                                                  2.39a        (2.46)     (1.10)      1.28       4.39
                                                                  -------------------------------------------------------
   Total from investment operations                                  2.19         (2.57)     (1.19)      1.15       4.27
                                                                  -------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net realized gains on investment transactions                       --           (.12)      (.06)     (3.65)       --
   Return-of-capital                                                 (.67)           --         --         --         --
                                                                  -------------------------------------------------------
   Total distributions                                               (.67)         (.12)      (.06)     (3.65)        --
                                                                  =======================================================
NET ASSET VALUE, END OF YEAR                                       $10.98       $  9.46     $12.15     $13.40     $15.90
                                                                  =======================================================
MARKET VALUE, END OF YEAR                                          $12.37       $  8.33     $11.01     $11.75     $14.19
                                                                  =======================================================

TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value (%)b                                       23.30        (21.22)     (9.33)     10.72      36.70
Based on market value (%)b                                          57.75        (23.29)     (6.30)     10.75      46.45

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              $ 108        $   94      $ 128      $ 149      $ 156
Ratio of expenses (%)                                                2.39          1.62       1.34       1.42       1.45
Ratio of net investment loss (%)                                    (2.06)        (1.08)      (.73)      (.93)      (.97)
Portfolio turnover (%)                                                 56            72        120        122        114
-------------------------------------------------------------------------------------------------------------------------------

a  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
b  TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS CHANGES IN THE FUND'S NET
   ASSET VALUE DURING THE PERIOD. TOTAL RETURN BASED ON MARKET VALUE REFLECTS
   CHANGES IN MARKET VALUE. EACH FIGURE INCLUDES REINVESTMENTS OF
   DISTRIBUTIONS. THESE FIGURES WILL DIFFER DEPENDING UPON THE LEVEL OF ANY
   DISCOUNT FROM OR PREMIUM TO NET ASSET VALUE AT WHICH THE FUND'S SHARES
   TRADE DURING THE PERIOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


12 |  Investors First Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION

Investors First Fund, Inc. (the "Fund") (formerly, The SMALLCap Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, diversified, management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. SECURITY VALUATION
Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

C. FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $862,115 of which $581,232 expires in 2010 and $280,883 expires in 2011.

For U.S. federal income tax purposes, net realized capital losses incurred after October 31, 2003 within the current fiscal year are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $1,446,900.

D. DISTRIBUTIONS OF CAPITAL, INCOME AND GAINS
Effective August 2003, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will be either short-term or long-term capital gains or a tax-free return-of-capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without affecting the net asset value of the Fund. At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*                     $         --
----------------------------------------------------------------
Undistributed net long-term capital gains          $         --
----------------------------------------------------------------
Capital loss carryforwards                         $   (862,115)
----------------------------------------------------------------
Unrealized appreciation
on investments                                     $ 25,199,206
================================================================

In addition, during the year ended December 31, 2003 and December 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

                                              2003         2002
----------------------------------------------------------------
Distributions from:
Long-term capital gains                        --    $ 1,201,777
----------------------------------------------------------------
Return-of-capital                        $ 6,589,472         --
================================================================

* FOR TAX PURPOSES SHORT-TERM CAPITAL GAINS DISTRIBUTIONS ARE CONSIDERED ORDINARY INCOME DISTRIBUTIONS.

                                                 Investors First Fund, Inc. | 13

At December 31, 2003 the Fund reclassified $1,988,613 and $6,589,472 from net investment loss and distributions in excess of net investment income, respectively, to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

E. REPURCHASE AGREEMENTS

The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which it considers credit-worthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Fund monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. OTHER

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

NOTE 2--PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $52,292,019 and $67,299,928 respectively.

NOTE 3--SECURITIES LENDING

To generate additional income, the Fund may lend up to 30% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers at December 31, 2003 was $24,089,416. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various debt instruments. These repurchase agreements have been segregated to satisfy the future commitment to return the cash collateral.

During the year ended December 31, 2003, the Fund earned $3,774 in securities lending income that is included under the caption INTEREST in the Statement of Operations.

NOTE 4--COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2003.

                     PRINCIPAL
                      AMOUNT                 MARKET     ACCRUED        NET
ISSUER                (000'S)    MATURITY    VALUE      INTEREST      TOTAL
-------------------------------------------------------------------------------
New York State
  Dormitory
  Authority           $7,475      02/15/31   $7,475,000    $7,599    $7,482,599
-------------------------------------------------------------------------------
South Dakota
  Housing
  Development
  Authority             $615       05/01/32  $  615,000    $1,254    $  616,254
-------------------------------------------------------------------------------


NOTE 5--AGREEMENTS AND RELATED PARTIES

A. INVESTMENT ADVISORY AGREEMENT

Under the Investment Advisory Agreement (the "Agreement") with Deutsche Asset Management Inc. ("DeAM, Inc." or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

B. ADMINISTRATOR SERVICE FEE

For the nine months ended September 30, 2003 DeAM, Inc. as Administrator to the Fund received a fee (the "Administrator Service Fee") of 0.06% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Through the same period Investment Company Capital Corp. ("ICCC") served as the Fund's

14 | Investors First Fund, Inc.

accounting agent. Fees for services rendered by the accounting agent during such period were paid by the Administrator. ICC delegated fund accounting agent services to Scudder Fund Accounting Corporation ("SFAC") and affiliate of the Advisor. Effective April 1, 2003 SFAC had in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide such services through September 30, 2003. Effective October 1, 2003, the Fund engaged a new administrator and accounting agent to provide such services both of which are not affiliated with the Advisor. Through the nine months ended September 30, 2003 the Administrator Service Fee aggregated $42,022.

C. DIRECTORS' FEES AND EXPENSES
The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. OTHER
The Fund paid or accrued approximately $51,500 for the year ended December 31, 2003 for legal services to Spitzer & Feldman P.C. which served as counsel to the Fund from July 1, 2003 through October 31, 2003. Effective November 1, 2003 Blank Rome LLP serves as counsel and earned approximately $28,800 in legal fees. Thomas R. Westle, a former partner of Spitzer & Feldman P.C. and currently a partner of Blank Rome LLP, serves as secretary to the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS

There were 150,000,000 capital shares authorized. Transactions in capital shares were as follows:

                          YEAR ENDED                    YEAR ENDED
                       DECEMBER 31, 2003            DECEMBER 31, 2002
-----------------------------------------------------------------------
                      SHARES     DOLLARS           SHARES     DOLLARS
-----------------------------------------------------------------------
Reinvested            36,721    $  407,741           --     $      --
-----------------------------------------------------------------------
Repurchased         (147,700)   (1,221,359)      (536,700)   (4,689,182)
-----------------------------------------------------------------------
NET DECREASE        (110,979)   $(813,618)       (536,700)  $(4,689,182)
=======================================================================

At December 31, 2003, pursuant to a regulatory filing, a single shareholder and his affiliates owned approximately 37% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on January 9, 2004.

NOTE 7--SUBSEQUENT EVENT

During a meeting held on February 20, 2004, the Fund's Board of Directors approved the merger (the "Merger") of the Fund with and into Cornerstone Strategic Value Fund, Inc. ("CLM"). If the Merger receives shareholder approval, the Fund will cease to exist, CLM will be the surviving legal corporation and each share of common stock of the Fund will be converted into an equivalent dollar amount of full and fractional shares of common stock of CLM based on the relative net asset values of the Fund and CLM. CLM will not, however, issue any fractional shares to the Fund's shareholders that do not participate in the Fund's divided reinvestment plan. For those shareholders not participating in the dividend reinvestment plan, CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the American Stock Exchange LLC at the current market price for the shares and remit the cash proceeds to the Fund's shareholders in proportion to their fractional shares held after the Merger. Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. SEPARATELY, THE BOARD OF DIRECTORS OF PROGRESSIVE RETURN FUND, INC. (" PGF") HAS APPROVED A MERGER OF THAT FUND INTO CLM SUBJECT TO SHAREHOLDER AND CERTAIN COMPARABLE REGULATORY APPROVALS. It is proposed that the Merger be effective on or about May 28, 2004.


                                                 Investors First Fund, Inc. | 15

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF INVESTORS FIRST FUND, INC.
NEW YORK, NEW YORK

We have audited the accompanying statement of assets and liabilities of Investors First Fund, Inc. (formerly, The SMALLCap Fund, Inc.), including the schedule of investments, as of December 31, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated February 10, 2003 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors First Fund, Inc. as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 2004


16 |  Investors First Fund, Inc.

TAX INFORMATION                                                      (UNAUDITED)
--------------------------------------------------------------------------------

Investors First Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2003) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2003, the following distributions per share were paid by the Fund:

                                             SOURCES OF DISTRIBUTIONS
                                               (PER SHARE AMOUNTS)

PAYMENT DATE:                  8/29/03       9/26/03       10/31/03       11/28/03      12/29/03
-------------------------------------------------------------------------------------------------
Return-of-Capital:           $  0.1250      $ 0.1250       $ 0.1400       $ 0.1400      $ 0.1400
-------------------------------------------------------------------------------------------------

The distributions represent a return of your investment and are not taxed as ordinary income dividends and are sometimes referred to as nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.


                                                 Investors First Fund, Inc. | 17

DIVIDEND REINVESTMENT PLAN                                           (UNAUDITED)
--------------------------------------------------------------------------------

THE PLAN

Under the Fund's Dividend Reinvestment Plan (the "Plan"), any distribution or dividend will be reinvested in additional shares of the Fund. PFPC Inc. administers the Plan. You are deemed to participate in the Plan unless you elect to be paid in cash. If you want to be paid in cash, you should notify PFPC. If your shares are held in the name of a broker or nominee or you are transferring your account to a new broker, you should tell your broker or nominee whether you wish to participate in the Plan or to receive their distributions in cash.

You may withdraw from the Plan at any time by notifying PFPC in writing. If PFPC receives your notice within seven days of the record date of a distribution, your withdrawal from the Plan will be effective after that distribution is paid. When you withdraw from the Plan, you will receive a stock certificate for your full shares and a check for any fractional shares. The value of the fractional shares will be determined by using the Fund's current market value (net of any expenses incurred in converting the fractional shares to cash).

The method for determining the number of shares you receive when your distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of shares you receive will be determined by dividing the amount of your distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's shares is higher than its market price, the number of shares you receive will be determined by dividing the amount of your distribution by the Fund's average closing price over the five trading days preceding the payment date.

Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, PFPC will apply the amount of such dividend or distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant's pro rata share of brokerage commissions incurred with respect to open-market purchase in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. PFPC may aggregate a Plan participant's purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by PFPC shall be the price per share allocable to each Plan participant.

There will be no brokerage charges for shares directly issued by the Fund. There is no direct service charge to participants in the Plan. PFPC's fees will be borne by the Fund. The Board reserves the right to amend the Plan either to provide for a charge to participants or for any other reasons.

Distributions may be taxable whether paid in cash or reinvested in additional shares.

18 | Investors First Fund, Inc.

SHARE REPURCHASE PROGRAM                                             (UNAUDITED)
--------------------------------------------------------------------------------

On August 16, 2000 the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected on the New York Stock Exchange. On November 15, 2000 the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000, 641,400 shares in 2001 and an additional 536,700 shares in 2002. For the year ended December 31, 2003 the Fund repurchased 147,700 of its shares for a total cost of $1,221,359 at a weighted average discount of 8.96% from net asset value. The discount of the individual repurchases ranged from 4.20% - 14.77%

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution.


AMENDMENT TO BY-LAWS                                                 (UNAUDITED)
--------------------------------------------------------------------------------
The Fund's by-laws provide that stockholders that intend to submit a proposal for action at any regular or special meeting of stockholders must comply with the advance notice provisions set forth in the Fund's by-laws.

At a Board of Directors meeting held on November 20, 2003, the Fund's Board of Directors has approved a set of amended by-laws.

The Bylaw amendments are as follows:

Article II, Section 2 shall be amended to state that the Annual Shareholders Meeting will be held on a date and at the time set by the Board of Directors during or prior to the month of April in each year.

Article II, Section 3(a) shall be amended to reduce the percentage of shareholders that are required to call for a Special Shareholders Meeting to twenty-five percent (25%) from a majority of all outstanding shares of common stock.

Article II, Section 7 shall be amended to allow a director to be elected by a majority of the votes cast at a meeting at which a quorum is present rather than the current provision which requires a director to be elected by a majority of the total outstanding shares of the Fund. Article III, Section 3 shall be amended so that the Board of Directors hereby decreases the number of directors constituting the entire Board of Directors to six.

Article III, Section 3 shall be amended so that the Board of Directors hereby decreases the number of directors constituting the entire Board of Directors to six.

Investors First Fund, Inc.  | 19


DIRECTORS AND OFFICERS                                                                           (UNAUDITED)
NAME AND                       POSITION(S)                                                       LENGTH OF
ADDRESS (AGE)(1)               HELD WITH FUND   PRINCIPAL OCCUPATION OVER LAST 5 YEARS           TIME SERVED
--------------------------------------------------------------------------------------------------------------------
William A. Clark (58)          Chairman         Director of Investors First Fund, Inc.; Director Since 2003;
                               and President    and Shareholder of Cornerstone Advisors, Inc.;   current term
                                                former Financial Consultant, Deep Discount       ends at the 2004
                                                Advisors, Inc.; former Director of The Austria   annual meeting
                                                Fund, Inc., Cornerstone Strategic Value Fund,
                                                Inc., Progressive Return Fund, Inc. and
                                                Cornerstone Total Return Fund, Inc.

--------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw (53)         Director         President, Cornerstone Advisors, Inc.;           Since 2001;
                                                Financial Consultant; Vice President,            current term
                                                Deep Discount Advisors, Inc. (1993-1999);        ends at the 2004
                                                Previous Director of The Austria Fund, Inc.;     annual meeting
                                                Director of Cornerstone Total Return Fund,
                                                Inc., Progressive Return Fund, Inc. and
                                                Cornerstone Strategic Value Fund, Inc.

--------------------------------------------------------------------------------------------------------------------
Thomas H. Lenagh (81)          Director         Chairman of the Board of Photonics Products      Since 2003;
                                                Group; Independent Financial Adviser;            current term
                                                Director of Cornerstone Strategic Value Fund,    ends at the 2006
                                                Inc., Cornerstone Total Return Fund, Inc.,       annual meeting
                                                Progressive Return Fund, Inc., The Adams
                                                Express Company and Petroleum and
                                                Resources Corporation.

--------------------------------------------------------------------------------------------------------------------
Edwin Meese III (72)           Director         Distinguished Fellow, The Heritage Foundation,   Since 2003;
                                                Washington D.C.; Distinguished Visiting Fellow   current term
                                                at the Hoover Institution, Stanford University;  ends at the 2006
                                                Distinguished Senior Fellow at the Institute of  annual meeting
                                                United States Studies, University of London;
                                                Senior Adviser, Revelation L.P.; Formerly U.S.
                                                Attorney General under President Ronald
                                                Reagan; Director of Cornerstone Total Return
                                                Fund, Inc., Progressive Return Fund, Inc., and
                                                Cornerstone Strategic Value Fund, Inc.

--------------------------------------------------------------------------------------------------------------------
Andrew A. Strauss (50)         Director         Attorney and senior member of Strauss &          Since 2002;
                                                Associates, P.A., Attorneys, Asheville and       current term
                                                Hendersonville, NC; previous President of White  ends at the 2005
                                                Knight Healthcare, Inc. and LMV Leasing, Inc.,   annual meeting
                                                a wholly owned subsidiary of Xerox Credit
                                                Corporation; Director of Cornerstone Strategic
                                                Value Fund, Inc., Cornerstone Total Return
                                                Fund, Inc., Progressive Return Fund, Inc.,
                                                Memorial Mission Hospital Foundation,
                                                Deerfield Episcopal Retirement Community
                                                and Asheville Symphony.
20 |  Investors First Fund, Inc.



NAME AND                      POSITION(S)                                                      LENGTH OF
ADDRESS (AGE) (1)             HELD WITH FUND   PRINCIPAL OCCUPATION OVER LAST 5 YEARS          TIME SERVED
--------------------------------------------------------------------------------------------------------------------

Glenn W. Wilcox, Sr. (72)     Director         Chairman of the Board and Chief Executive         Since 2002;
                                               Officer of Wilcox Travel Agency, Inc.; Director,  current term
                                               Champion Industries, Inc.; Chairman of Tower      ends at the 2005
                                               Associates, Inc. (a real estate venture);         annual meeting
                                               Director, Wachovia Corp.; Board Trustee
                                               Appalachian State University; Director and
                                               Chairman of Audit Committee of Cornerstone
                                               Strategic Value Fund, Inc., Progressive Return
                                               Fund, Inc. and Cornerstone Total Return Fund, Inc.
--------------------------------------------------------------------------------------------------------------------

Jodi B. Levine (34)           Treasurer        Associate Director, Bear Stearns Funds            2003
                                               Management, Inc.
--------------------------------------------------------------------------------------------------------------------
Thomas R. Westle (50)         Secretary        Partner, Blank Rome LLP (October 31,              2003
405 Lexington Avenue                           2003-Present), prior thereto Partner, Spitzer &
New York, NY 10174                             Feldman P.C. (May 1998-October 30, 2003).


(1) THE MAILING ADDRESS OF EACH DIRECTOR AND OFFICER WITH RESPECT TO THE FUNDS' OPERATIONS IS 383 MADISON AVE. - 23RD FLOOR, NEW YORK, NY 10179, EXCEPT AS INDICATED ABOVE.

None of the directors are deemed to be an "interested person" of the Fund as defined by the Investment Company Act of 1940.

                                                 Investors First Fund, Inc. | 21

PRIVACY POLICY NOTICE                                                (UNAUDITED)
--------------------------------------------------------------------------------

The following is a description of Investors First Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties. CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

22 |  Investors First Fund, Inc.

This page intentionally left blank.

INVESTMENT ADVISOR                          STOCK TRANSFER AGENT AND REGISTRAR
Deutsche Asset Management, Inc.             PFPC Inc.
345 Park Avenue                             P.O. Box 43027
New York, NY 10017                          Providence, RI            02940

ADMINISTRATOR                               INDEPENDENT ACCOUNTANTS
Bear Stearns Funds Management Inc.          Tait, Weller & Baker
383 Madison Avenue                          1818 Market Street
New York, NY 10179                          Suite 2400
                                            Philadelphia, PA          19103
CUSTODIAN
Custodial Trust Company                     LEGAL COUNSEL
101 Carnegie Center                         Blank Rome LLP
Princeton, NJ 08540                         405 Lexington Avenue
                                            New York, NY              10174
EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

Deutsche Asset Management, Inc. (the Advisor to Investors First Fund, Inc.) is an indirect wholly owned subsidiary of Deutsche Bank AG.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.


                         STOCKHOLDER INFORMATION SERVICE

The net asset value per share is available weekly and may be obtained by contacting the Fund at the general inquiry number.

                  BEAR STEARNS FUNDS MANAGEMENT INC.
                  ATTN: INVESTORS FIRST FUND, INC.
                  383 MADISON AVE., 23RD FLOOR NEW YORK, NY 10179
                  OR BY CALLING (212) 272-3550


                                                    NYSE SYMBOL    CUSIP NUMBER
-------------------------------------------------------------------------------
INVESTORS FIRST FUND, INC.                          MGC            46150W100

                                                                   MGC (12/03)
                                                                   Printed 2/04

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS APPLICABLE TO ITS PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICERS, OR PERSONS PERFORMING SIMILAR FUNCTIONS. A COPY OF THE CODE IS FILED AS EXHIBIT 10(A)(1) TO THIS FORM. THERE WERE NO AMENDMENTS TO THE CODE DURING THE YEAR ENDED DECEMBER 31, 2003. THERE WERE NO WAIVERS OR IMPLICIT WAIVERS FROM THE CODE GRANTED BY THE REGISTRANT DURING THE YEAR ENDED DECEMBER 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT IT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. AT THIS TIME, THE REGISTRANT BELIEVES THAT THE EXPERIENCE PROVIDED BY EACH MEMBER OF THE AUDIT COMMITTEE TOGETHER OFFER THE REGISTRANT ADEQUATE OVERSIGHT FOR THE REGISTRANT'S LEVEL OF FINANCIAL COMPLEXITY.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

THE AGGREGATE FEES BILLED FOR PROFESSIONAL SERVICES RENDERED BY ITS INDEPENDENT ACCOUNTANTS, TAIT WELLER & BAKER, FOR THE AUDITS OF THE REGISTRANT'S ANNUAL AND SEMI-ANNUAL FINANCIAL STATEMENTS FOR 2003 WAS $13,000. THE AGGREGATE FEES BILLED FOR PROFESSIONAL SERVICES RENDERED BY ITS INDEPENDENT ACCOUNTANTS, KPMG, FOR THE AUDITS OF THE REGISTRANT'S ANNUAL AND SEMI-ANNUAL FINANCIAL STATEMENTS FOR 2002 WAS $25,500.

         (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. THERE WERE NO AUDIT-RELATED FEES IN 2003 AND 2002.

         (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

THE AGGREGATE FEES BILLED TO REGISTRANT FOR PROFESSIONAL SERVICES RENDERED BY TAIT, WELLER & BAKER FOR THE REVIEW OF REGISTRANTS EXCISE TAX CALCULATIONS AND PREPARATIONS OF FEDERAL, STATE AND EXCISE TAX RETURNS FOR 2003 WAS $2,000. THE AGGREGATE FEES BILLED TO REGISTRANT FOR TAX SERVICES RENDERED BY KPMG FOR 2003 AND 2002 WAS $3,500 FOR EACH OF THE TWO YEARS.

         (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

THERE WAS NO AGGREGATE FEES BILLED TO REGISTRANT BY TAIT WELLER & BAKER AND KPMG OTHER THAN FOR THE SERVICES REFERENCED ABOVE FOR 2002 AND 2003.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PURSUANT TO ITS CHARTER, THE REGISTRANT'S AUDIT COMMITTEE PRE-APPROVES ALL AUDIT SERVICES PROVIDED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR THE REGISTRANT AND ALL PERMISSIBLE NON-AUDIT SERVICES PROVIDED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR THE REGISTRANT, ITS INVESTMENT ADVISER AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER ("ADVISER AFFILIATE") THAT PROVIDES ONGOING SERVICES TO THE FUND, IF THE ENGAGEMENT BY THE INVESTMENT ADVISER OR ADVISER AFFILIATE RELATES DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE REGISTRANT.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NO SERVICES INCLUDED IN (B) - (D) ABOVE WERE APPROVED PURSUANT TO PARAGRAPH
(C)(7)(I)(C) OF RULE 2-01 OF REGULATION S-X.


         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

THE AGGREGATE FEES BILLED FOR THE MOST RECENT FISCAL YEAR AND THE PRECEDING FISCAL YEAR BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR NON-AUDIT SERVICES RENDERED TO THE REGISTRANT, ITS INVESTMENT ADVISER, AND ADVISER AFFILIATE THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT WERE $5,500 AND $3,500, RESPECTIVELY. SUCH AMOUNTS RELATE SOLELY TO THE AMOUNTS PREVIOUSLY DISCLOSED IN
ITEM 4(C) -(D).

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ALL NON-AUDIT SERVICES RENDERED IN (G) ABOVE WERE PRE-APPROVED BY THE REGISTRANT'S AUDIT COMMITTEE. TAIT, WELLER & BAKER AND KPMG DID NOT PROVIDE ANY NON-AUDIT RELATED SERVICES TO THE REGISTRANT'S INVESTMENT ADVISER, OR ANY ENTITY CONTROLLING, CONTROLLED OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER.

ITEMS 5. Audit Committee of Listed Registrants - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CRF 240.10A-3) state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act (15 U.S.C. 78c(a)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15U.S.C. 78c(a)(58)(B), so state.

THE MEMBERS OF THE AUDIT COMMITTEE ARE GLENN W. WILCOX, SR., THOMAS H. LENAGH, RALPH W. BRADSHAW, EDWIN MEESE III AND ANDREW A. STRAUSS.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

I.   INTRODUCTION

           Deutsche Asset Management (DeAM)(1) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers


----------
1 DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies.

Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  PROXY VOTING RESPONSIBILITIES

           DeAM's authority and responsibility to vote the proxies for its advisory clients generally is established by its advisory contracts or comparable documents.(2)2 DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

               These Policies and Procedures are intended to ensure that proxies are voted in the best economic interest of its clients. DeAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of DeAM's clients.

     2.   ROLE OF PROXY VOTING WORKING GROUP

               The Proxy Voting Working Group is a formal working group that DeAM's Investment Committee established pursuant to a charter (the "PVWG"). Under its charter, the PVWG is responsible for adopting guidelines that ensure that DeAM votes each proxy in the best economic interests of its client. Accordingly, the PVWG has adopted the Proxy Voting Guidelines, attached as Attachment A, as may be amended from time to time, to govern the Proxy Department's proxy voting activities, as described below.

               DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with the Guidelines. The PVWG monitors the Proxy Department's proxy voting activities (see section IV.6 below) and decides how to vote proxies where issues arise that are not covered by the Guidelines or where an exception to the Guidelines may be in the best economic interest of DeAM's clients.

               The Proxy Department Head and the PVWG Chair will refer any proxy issues not covered, in sum or substance, by the Guidelines to the PVWG. After duly considering the issue, the PVWG will vote the proxy accordingly.

               If a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring this matter to the attention of the PVWG Chair or the PVWG. If the PVWG determines that voting the proxy in accordance with the Guideline is not in the best economic interests of clients, the PVWG will vote that proxy accordingly.

     3.   PROXY VOTES ARE CAST ON A CASE-BY-CASE BASIS

              Even in the case of proxy votes falling under the Guidelines, each vote takes into consideration the contractual obligations under the advisory agreement, including client directions, and other relevant facts and circumstances at the time of the vote (see discussion above).

     4.   CERTAIN PROXY VOTES MAY NOT BE CAST

               In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, the PVWG may decide not to vote proxies of issuers subject to share blocking restrictions in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies. For example, some foreign jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often the only way to


----------
2 For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

               The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not be voted.

     5. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

               Copies of DeAM's Proxy Voting Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion.

IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

               The Proxy Voting Guidelines (see Attachment A) set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG developed and updates the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

               THE PVWG WILL REVIEW THE GUIDELINES AT LEAST ANNUALLY. THE PVWG WILL MAKE ANY CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, IN THE BEST ECONOMIC INTERESTS OF CLIENTS, AND NOT IN RESPONSE TO INTERNAL PRESSURE OR REQUESTS FROM DIRECTORS, OFFICERS OR EMPLOYEES WITHIN THE DEUTSCHE BANK ORGANIZATION OR EXTERNAL PRESSURE FROM TRADE ASSOCIATIONS, THE PRESS OR OTHER ORGANIZATIONS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, WILL ASK PVWG MEMBERS WHETHER ANYONE WITHIN THE DEUTSCHE BANK ORGANIZATION HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE, AND WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

               The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. As reflected in the Guidelines, proxies solicited by closed-end investment companies are generally voted in accordance with the pre-determined guidelines of an independent third-party.

     2.   SPECIFIC PROXY VOTING DECISIONS MADE BY PVWG

               As mentioned above, the Proxy Department refers to the PVWG proxy voting cases where, in the opinion of the Proxy Department's Head, the Guidelines do not provide conclusive direction on how to vote the particular proxy. Additionally, if, in the opinion of the PVWG, following the Guidelines may not be in the best economic interests of DeAM's clients, the PVWG will determine how to vote the proxy.

     3.   RESOLUTION OF CONFLICTS OF INTEREST

          A. PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

          GENERAL RULE. As a general matter, the DeAM Proxy Department uniformly votes in accordance with the PVWG's pre-determined Proxy Voting Guidelines.

          OVERRIDING PRINCIPLE. In all cases where the PVWG votes proxies,(3) the PVWG will vote those proxies in accordance with the best economic interests of DeAM's clients and without input from or consideration of parties involved in any actual or potential conflict of interests and without influence from any officer, director or employee within the Deutsche Bank organization.(4)

               PROCEDURES TO BE FOLLOWED WHERE THE PVWG VOTES PROXIES. The PVWG, before voting any proxy, will inquire as to whether any PVWG member (whether voting or ex officio), any non-member employee, officer or director within the Deutsche Bank organization from whom the PVWG seeks proxy voting recommendations or guidance(5)("PVWG Analysts"), or any employee, officer or director of a sub-adviser of the relevant client(s) or account(s) from whom the PVWG seeks or receives proxy voting recommendations or guidance ("Sub-Advisers") has a personal conflict of interest or has actual knowledge of an actual or apparent conflict of interest.6 The PVWG also will inquire as to whether any director, officer or employee within the Deutsche Bank organization (including PVWG members) or any other person (including other DeAM advisory clients, trade associations, and the press) has: (i) requested that the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst either vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst in connection with proxy voting activities.

               If a PVWG member (whether voting or ex officio) or PVWG Analyst has actual knowledge of an actual or apparent conflict of interest involving the Deutsche Bank organization or is personally involved in an actual or apparent conflict of interest, the member or Analyst has a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry. Similarly, if any officer, director or employee within the Deutsche Bank organization (including PVWG members and PVWG Analysts) or any other person has: (i) requested that a PVWG member or PVWG Analyst vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or
          (ii) attempted to improperly influence a PVWG member or PVWG Analyst in connection with proxy voting activities, the Proxy Department (any member thereof), PVWG members and PVWG Analysts have a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry.

               The PVWG will exclude any and all PVWG voting or ex officio members and PVWG Analysts who are personally involved in a conflict of interest, have actual knowledge of a conflict of interest, or have been the subject of an improper request or attempted improper influence, as described above, from participating in the PVWG's proxy voting activities regarding, and any discussions of, the particular proxy. The PVWG will also exclude from consideration the views of any Sub-Adviser (whether requested or volunteered) if the PVWG or any member thereof knows that the Sub-Adviser has an actual or apparent conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

               If, after excluding any and all PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy. If there are fewer than three PVWG voting members remaining, the PVWG will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.(7)


----------
3 As mentioned above, the PVWG votes proxies where voting in accordance with the Guidelines may not be in the best economic interests of clients or where the Guidelines may not specifically dictate how the Proxy Department should vote a particular proxy.
4 Such influence does not include recommendations from analysts or others that the PVWG may request from time to time.
5       E.G., portfolio managers, research analysts.
6 This inquiry process will be conducted as follows. At the beginning of each meeting of the PVWG, the PVWG Chair will request that the attending PVWG members (voting and ex officio), PVWG Analysts and Sub-Advisers disclose any conflict of interest or improper influence issues involving the matters to be discussed at the meeting. These inquiries and discussions will be properly reflected in the PVWG's minutes.
7 A third party is "independent" if the PVWG, after reasonable and appropriate investigation, determines that the third party has no actual or apparent conflicts of interest with respect to the particular proxy matter.

     B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES
          ----------------------------------------------------

               INVESTMENT COMPANIES. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies, whether or not advised, sponsored or distributed by DeAM or an affiliate, in accordance with the pre-determined guidelines of an independent third-party.

               AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers within the DeAM organization, DeAM will engage an independent third-party to vote such proxies, will vote the proxies in accordance with an independent third-party's recommendations, or will vote the proxies in accordance with the pre-determined guidelines of an independent third-party.

     C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

         DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting. A list and brief description of the most relevant policies, procedures and internal controls follow. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or its members) would be involved in, aware of, or influenced by, an actual or apparent conflict of interest.

     o DEUTSCHE BANK AMERICAS CODE OF PROFESSIONAL CONDUCT POLICY. This policy directs employees of DeAM and other Deutsche Bank entities to ensure that their personal interests do not conflict or cause the appearance of a conflict with the interests of customers. Under the policy, employees must report any conflicts to appropriate parties. The policy also generally prohibits DeAM employees involved in the investment or proxy voting process from having contact with other employees of Deutsche Bank or its affiliates. The policy also contains restrictions on outside business activities. Specifically, employees may not act on behalf of Deutsche Bank Americas in connection with any business or potential business involving any person, entity or organization in which the employee or employee's family members have direct or indirect (i) managerial influence, such as serving as an executive officer, director, general partner or similar position, or
          (ii) substantial ownership or beneficial interest. Employees also must promptly disclose any business affiliation that the employee or employee's family members have that might give rise to a conflict of interest, or the appearance of a conflict, by virtue of the employee's duties and position with Deutsche Bank Americas, the nature of the activities of the employee's business unit or the nature of the employee's outside business affiliation. Lastly, employees must obtain the permission of their Managing Director prior to accepting any appointment to serve as an executive officer, director, general partner or similar position of any person, entity or organization that is an existing or prospective customer, supplier or competitor of Deutsche Bank.

     o DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees assigned to the Corporate and Investment Banking business group and the Corporate Investments business group (collectively, "CIB"), on the one hand, and Deutsche Bank employees assigned to the Private Clients and Asset Management business group ("PCAM"), which includes DeAM. The information barriers rely upon CIB and PCAM personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees.

     o DEUTSCHE BANK AMERICAS/DEAM CONFIDENTIAL, MATERIAL, NON-PUBLIC INFORMATION, CHINESE WALLS, INSIDER TRADING POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no Deutsche Asset Management employee may be subject to the supervision or control of any CIB employee. No Deutsche Asset Management employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of Deutsche Asset Management, without the prior approval of Legal or Compliance. Further, no CIB employee shall have any input into the compensation of a Deutsche Asset Management employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, employees of Deutsche Asset Management, as well as employees of certain other U.S. and non-U.S. based asset management affiliates, who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should investment decisions or proxy votes be discussed with anyone outside of Deutsche Asset Management (and should only be discussed on a need-to-know basis).

     o DEUTSCHE ASSET MANAGEMENT CODE OF ETHICS. THIS CODE OF ETHICS ADDRESSES CONFLICTS THAT MAY ARISE BETWEEN AN INVESTMENT COMPANY'S PORTFOLIO TRADING ACTIVITIES AND THE PERSONAL TRADING ACTIVITIES OF CERTAIN DEAM EMPLOYEES. THE CODE PROHIBITS CONFLICTS OR APPEARANCES OF CONFLICTS BETWEEN THE PERSONAL INTERESTS OF CERTAIN DEAM EMPLOYEES AND THEIR RESPONSIBILITIES TO CLIENTS. UNDER THIS CODE, EMPLOYEES MUST DISCLOSE ANY SUCH CONFLICTS TO APPROPRIATE PERSONS. EMPLOYEES ALSO MUST OBTAIN ADVANCE APPROVAL TO SERVE ON THE BOARD OF ANY PUBLIC COMPANY OR TO ENGAGE IN ANY OUTSIDE BUSINESS ACTIVITIES.

     o SARBANES-OXLEY SENIOR OFFICER CODE OF ETHICS. This Code of Ethics addresses, among other things, actual or potential conflicts that may arise between personal interests of fund officers and the interests of the fund. The Code applies to certain DeAM employees who serve as principal executive or financial officers of the investment companies for which DeAM (or an affiliate) serves as investment adviser. The Code directs these individuals to avoid actual or potential conflicts, and to report any known or suspected conflicts to appropriate parties.

     o DEUTSCHE BANK GROUP CODE OF CONDUCT. This Code states that the Deutsche Bank Group seeks to avoid conflicts. Where conflicts are inevitable, the Group resolves conflicts, putting client interests first.

     o PHYSICAL BARRIERS THAT LIMIT CONFLICTS. DEAM EMPLOYEES GENERALLY ARE PHYSICALLY SEPARATED FROM OTHER EMPLOYEES WITHIN THE DEUTSCHE BANK ORGANIZATION.

     D.   DESCRIPTION OF COMMON TYPES OF CONFLICTS OF INTEREST

          Various conflicts of interest could arise from time to time in connection with DeAM's proxy voting activities. A general description of certain of these conflicts follows:

     o CONFLICTS BETWEEN CLIENT INTERESTS AND THE PERSONAL OR OUTSIDE BUSINESS INTERESTS OF ADVISORY PERSONNEL - A DeAM employee (or friend or family member of the employee) could have a personal or an outside business relationship with the company, companies or persons involved in the vote. In addition, a DeAM employee (or a friend or family member of the employee) could have a financial interest in the outcome of a vote, particularly where employees are permitted to own the same securities that advisory clients hold.

     o CONFLICTS BETWEEN CLIENT INTERESTS AND THE BUSINESS INTERESTS OF DEAM (OR AN AFFILIATE) -- DeAM (or an affiliate) could have a conflict of interest stemming from its desire to retain or gain business. For example, DeAM could be conflicted from an economic incentive to favor one client over another. DeAM also could have conflicts between client interests and DeAM's interests in business relationships with service providers and similar entities (E.G., a voting matter could be positive for the service provider's shareholders, but negative for its business partners). Conflicts also could arise between the personal interests of a client executive and DeAM's fiduciary duty to the same client or another client. Further, DeAM (or an affiliate) may have business relationships with not only the company soliciting the vote, but also another company or party involved in the vote (or a contest), or a director involved in the vote. Conflicts or pressures also may arise from the activities of trade groups and other organizations, either directly, where the organization contacts DeAM about a specific proxy, or indirectly, where the organization tracks and publicizes DeAM's proxy voting activities or record. DeAM would have a conflict of interest in voting on investment company proposals to increase DeAM's advisory fees. Lastly, DeAM's proprietary or monetary interests (or those of an affiliate) also could conflict with DeAM's duty to vote proxies in the best economic interests of clients.

              The above description is not all-inclusive, and other types of conflicts of interests may arise from time to time. To promote greater understanding of the types of conflicts that can arise in connection with proxy voting, the PVWG, with assistance from Legal and Compliance as needed, will hold annual conflicts of interest training sessions for its members, and will promptly provide such training to any new members.

E.       CURRENT AND FUTURE COMPOSITION OF THE PVWG
         ------------------------------------------
         The PVWG currently is composed of DeAM employees who do not have any formal or informal roles or responsibilities with respect to CIB or other areas in the Deutsche Bank organization. The PVWG intends to manage its current and future composition so that no PVWG member serves as a CIB officer, director or employee or serves in those capacities in another area within the Deutsche Bank organization.

         IF A CURRENT PVWG MEMBER BECOMES A CIB OFFICER, DIRECTOR OR EMPLOYEE OR SERVES IN THOSE CAPACITIES IN ANOTHER AREA WITHIN THE DEUTSCHE BANK ORGANIZATION, THE MEMBER MUST PROMPTLY INFORM THE PVWG, WHEREUPON THE PVWG WILL DETERMINE AN APPROPRIATE COURSE OF ACTION. AN APPROPRIATE COURSE OF ACTION MAY INCLUDE REQUESTING THE MEMBER'S RESIGNATION FROM THE PVWG, REMOVING THE MEMBER FROM THE PVWG, OR DETERMINING THAT THE MEMBER SHOULD CONTINUE SERVING AS SUCH, SUBJECT TO ANY CONDITIONS OR LIMITATIONS THAT THE PVWG DEEMS APPROPRIATE (IN ADDITION TO ANY APPLICABLE LIMITATIONS OR CONDITIONS SET FORTH IN THE DEUTSCHE BANK AMERICAS/DEAM CONFIDENTIAL, MATERIAL, NON-PUBLIC INFORMATION, CHINESE WALLS, INSIDER TRADING POLICY).

         In evaluating a particular candidate for membership in the PVWG, the Chair of the PVWG will consider and evaluate the candidate's potential involvement in actual or apparent conflicts of interest.




4.       THE PROXY DEPARTMENT'S PROXY VOTING PROCESS

     The Proxy Department's proxy voting process is summarized below. More detail about the process is included in the Proxy Department's Flow Chart and the Desktop Policy and Procedures Manual.

     o A meeting notice is generated by issuing company (or consent-seeking party) specifying intent to conduct a shareholder vote, and setting the record date (in applicable markets) and meeting date for said meeting.

     o Meeting notices are transmitted by issuing company or its distribution agent to DeAM client custodians. o DeAM client custodians compile record date holdings for each account holding the relevant security.

     o DeAM client custodians send meeting notice, agenda and ballot share information to DeAM for those accounts where DeAM is designated the authorized proxy decision maker (for other accounts, clients may retain voting discretion or delegate discretion to a third party.). Hard copy or electronic proxy statements and additional materials, if any, are also provided when available. If proxy materials are not timely received directly from an issuer, their soliciting agent or through filings made with the SEC, DeAM will take reasonable steps to obtain them.
     o Due to the large volume of proxies voted and in order to ensure timely voting and adequate record keeping, DeAM utilizes Automated Data Processing's ProxyEdge application to track proxy activity for the vast majority of its accounts. A limited number of DeAM's global custodians deliver through Institutional Shareholder Services' Votex platform. Other applications or platforms may be used in the future.
     o Information maintained on DeAM's voting platforms include a list of upcoming meetings, all account ballots received, and vote decisions.
     o Whenever possible, internal holdings feeds are imported to facilitate reconciliation of ballot share amounts.
     o Both electronic meetings notices and proxy materials received are logged and sorted by date to ensure all meetings are voted and voted timely. A proxy analyst, in accordance with the Guidelines, executes the proxies for each meeting on the voting platform.
     o The Proxy Department may consult with portfolio managers or research analysts for industry or security specific information. If input from a portfolio manager/analyst raises a question as to whether following the Guidelines is appropriate in the particular instance, the Proxy Department will refer the proxy vote to the PVWG.
     o In order to ensure adequate flexibility for portfolio managers to buy and sell securities, DeAM does not execute proxy votes for stocks subject to shareblocking restrictions.
     o The Proxy Department's Head must disclose to the PVWG's Chair any attempts by any officer, director or employee within the Deutsche Bank organization to influence the manner in which the Proxy Department votes proxies.

V.   RECORDKEEPING

     DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

     o The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
     o Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
     o Analyst worksheets created for stock option plan and share increase analyses
     o    Proxy Edge print-screen of actual vote election.

IN ADDITION, DEAM WILL RETAIN THESE POLICIES AND PROCEDURES AND THE GUIDELINES; WILL MAINTAIN RECORDS OF CLIENT REQUESTS FOR PROXY VOTING INFORMATION; AND WILL RETAIN ANY DOCUMENTS THE PROXY DEPARTMENT OR THE PVWG PREPARED THAT WERE MATERIAL TO MAKING A VOTING DECISION OR THAT MEMORIALIZED THE BASIS FOR A PROXY VOTING DECISION.

THE PVWG ALSO WILL CREATE AND MAINTAIN APPROPRIATE RECORDS DOCUMENTING ITS COMPLIANCE WITH THESE POLICIES AND PROCEDURES, INCLUDING RECORDS OF ITS DELIBERATIONS AND DECISIONS REGARDING CONFLICTS OF INTEREST AND THEIR RESOLUTION.

     DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

WITH RESPECT TO ITS INVESTMENT COMPANY CLIENTS, DEAM WILL CREATE AND MAINTAIN RECORDS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE
30. DEAM WILL COMPILE THE FOLLOWING INFORMATION FOR EACH MATTER RELATING TO A PORTFOLIO SECURITY CONSIDERED AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED BY THE REPORT AND WITH RESPECT TO WHICH THE COMPANY WAS ENTITLED TO
VOTE:

     o    The name of the issuer of the portfolio security;
     o The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
     o The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
     o    The shareholder meeting date;

     o    A brief identification of the matter voted on;
     o Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;
     o How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and
     o    Whether the company cast its vote for or against management.

VI.   THE PVWG'S OVERSIGHT ROLE

     In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

VII. REVIEW OF AND AMENDMENTS TO THE POLICIES AND PROCEDURES

     The PVWG will review these Policies and Procedures on a periodic basis. Such reviews will be documented in the PVWG's minutes. As necessary or appropriate, the PVWG may amend these Policies and Procedures from time to time.


     ATTACHMENT A - PROXY VOTING GUIDELINES


                             DEUTSCHE BANK AMERICAS
                                    NEW YORK



                            Deutsche Asset Management

                        2003 U.S. Proxy Voting Guidelines





                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS 12

   A. ELECTION OF DIRECTORS..................................................12
   B. CLASSIFIED BOARDS OF DIRECTORS.........................................13
   C. BOARD AND COMMITTEE INDEPENDENCE.......................................13
   D. LIABILITY AND INDEMNIFICATION OF DIRECTORS.............................13
   E. QUALIFICATIONS OF DIRECTORS............................................13
   F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES..........................13
   G. PROPOSALS TO FIX THE SIZE OF THE BOARD.................................14

II.  CAPITAL STRUCTURE ......................................................15

   A. AUTHORIZATION OF ADDITIONAL SHARES.....................................15
   B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK.........................15
   C. STOCK SPLITS/REVERSE STOCK SPLITS......................................15
   D. DUAL CLASS/SUPERVOTING STOCK...........................................15
   E. LARGE BLOCK ISSUANCE...................................................15
   F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK..........................15
   G. SHARE REPURCHASES .....................................................16
   H. REDUCTIONS IN PAR VALUE................................................16

III. CORPORATE GOVERNANCE ISSUES.............................................17

   A. CONFIDENTIAL VOTING....................................................17
   B. CUMULATIVE VOTING .....................................................17
   C. SUPERMAJORITY VOTING REQUIREMENTS......................................17
   D. SHAREHOLDER RIGHT TO VOTE..............................................17

IV.  COMPENSATION ...........................................................18

   A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS..............................18
   B. EMPLOYEE STOCK OPTION/PURCHASE PLANS...................................18
   C. GOLDEN PARACHUTES .....................................................18
   D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE
            COMPENSATION.................................................... 19
   E. OPTION EXPENSING ......................................................19

V.   ANTI-TAKEOVER RELATED ISSUES............................................19

   A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")..............................19
   B. REINCORPORATION .......................................................19
   C. FAIR-PRICE PROPOSALS...................................................19
   D. EXEMPTION FROM STATE TAKEOVER LAWS.....................................19
   E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS.................................19

VI.  MERGERS & ACQUISITIONS..................................................20


VII. SOCIAL & POLITICAL ISSUES...............................................20

   A. LABOR & HUMAN RIGHTS...................................................20
   B. ENVIRONMENTAL ISSUES...................................................20
   C. DIVERSITY & EQUALITY...................................................20
   D. HEALTH & SAFETY .......................................................21
   E. GOVERNMENT/MILITARY....................................................21
   F. TOBACCO ...............................................................21

VIII. MISCELLANEOUS ITEMS....................................................22

   A. RATIFICATION OF AUDITORS...............................................22
   B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR.......22
   C. AUDIT FIRM ROTATION....................................................22
   D. TRANSACTION OF OTHER BUSINESS..........................................22
   E. MOTIONS TO ADJOURN THE MEETING.........................................22
   F. BUNDLED PROPOSALS .....................................................23
   G. CHANGE OF COMPANY NAME.................................................23
   H. PROPOSALS RELATED TO THE ANNUAL MEETING................................23
   I.   INVESTMENT COMPANY PROXIES...........................................23

I.       BOARD OF DIRECTORS

                            A. ELECTION OF DIRECTORS

Routine: DeAM Policy is to generally vote "for" the uncontested election of directors. Votes for a director in an uncontested election may be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

                        B. CLASSIFIED BOARDS OF DIRECTORS

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
                       C. BOARD AND COMMITTEE INDEPENDENCE

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.    "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

                  D. LIABILITY AND INDEMNIFICATION OF DIRECTORS

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

                         E. QUALIFICATIONS OF DIRECTORS

Policy is generally to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

                F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

                    G. PROPOSALS TO FIX THE SIZE OF THE BOARD

DeAM Policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

II.      CAPITAL STRUCTURE

                      A. AUTHORIZATION OF ADDITIONAL SHARES

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

                B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

                      C. STOCK SPLITS/REVERSE STOCK SPLITS

DeAM policy is to generally vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

                         D. DUAL CLASS/SUPERVOTING STOCK

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

                             E. LARGE BLOCK ISSUANCE

DeAM policy is to address large block issuances of stock on a case-by-case basis considering

a) Whether the proposal has a legitimate business purpose and
b) The potential impact on shareholder value.

Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of business circumstances leading to the request.

                F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

                              G. SHARE REPURCHASES

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

                           H. REDUCTIONS IN PAR VALUE

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

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III.     CORPORATE GOVERNANCE ISSUES

                             A. CONFIDENTIAL VOTING

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

                              B. CUMULATIVE VOTING

Policy is generally to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

     a) The company has a five year return on investment greater than the relevant industry index,

     b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock,

     AND

     C) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

                      C. SUPERMAJORITY VOTING REQUIREMENTS

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

                          D. SHAREHOLDER RIGHT TO VOTE

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

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IV.      COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

                  A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

                     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

                              C. GOLDEN PARACHUTES

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

            D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

DeAM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and
2. Those that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

                               E. OPTION EXPENSING

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.       ANTI-TAKEOVER RELATED ISSUES

                  A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

                               B. REINCORPORATION

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is generally based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

                             C. FAIR-PRICE PROPOSALS

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

                      D. EXEMPTION FROM STATE TAKEOVER LAWS

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and generally, to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

                    E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.      MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis. Information will be incorporated from all available resources including portfolio management, research analysts and/or from independent proxy research sources.

VII.     SOCIAL & POLITICAL ISSUES

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Issues not specifically enumerated will be voted on a case-by-case basis. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is generally to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.    LABOR & HUMAN RIGHTS

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.    ENVIRONMENTAL ISSUES

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C.       DIVERSITY & EQUALITY

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D.   HEALTH & SAFETY

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E.   GOVERNMENT/MILITARY

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F.       TOBACCO

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will generally be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    MISCELLANEOUS ITEMS

                           A. RATIFICATION OF AUDITORS

DeAM policy is to generally vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

      B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

                             C. AUDIT FIRM ROTATION

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
                        D. TRANSACTION OF OTHER BUSINESS

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

                        E. MOTIONS TO ADJOURN THE MEETING

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

                              F. BUNDLED PROPOSALS

Policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

                            G. CHANGE OF COMPANY NAME

Policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

                   H. PROPOSALS RELATED TO THE ANNUAL MEETING

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

                         I. INVESTMENT COMPANY PROXIES

Generally, DeAM will vote investment company proxies in accordance with Institutional Shareholder Services guidelines.

     RELATED DOCUMENTS

     1. Proxy Department Desktop Policy and Procedures Manual [identification procedures to be drafted and included in manual]

     2.  Proxy Voting Working Group Charter

     3.  Proxy Voting Flowchart


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

         (A) AS OF A DATE WITHIN 90 DAYS FROM THE FILING DATE OF THIS REPORT, THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED IN RULE 30A-3(C) UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "ACT")) WERE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES REQUIRED BY RULE 30A-3(B) UNDER THE ACT AND RULES 13A-15(B) OR 15D-15(B) UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

         (B) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING (AS DEFINED IN RULE 30A-3(D) UNDER THE ACT) THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL HALF-YEAR THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM     10. EXHIBITS.

         File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

              (a)(1) The registrant's code of ethics is an exhibit to this report.

              (a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

              (b)The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

                           [See General Instruction F]

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





(Registrant)               INVESTORS FIRST FUND, INC.

By (Signature and Title)*  /S/ WILLIAM A. CLARK
                           ---------------------------
                           WILLIAM A. CLARK,
                           CHAIRMAN AND PRESIDENT (PRINCIPAL EXECUTIVE OFFICER)
Date: March 10, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ WILLIAM A. CLARK
                           --------------------------
                           WILLIAM A. CLARK,
                           CHAIRMAN AND PRESIDENT (PRINCIPAL EXECUTIVE OFFICER)


Date: March 10, 2004

By (Signature and Title)*  /S/ JODI B. LEVINE
                           ------------------
                           JODI  B. LEVINE
                           TREASURER (PRINCIPAL FINANCIAL OFFICER)

Date: March 10, 2004


* Print the name and title of each signing officer under his or her signature.


--------------------------------------------------------------------------------
ALL CERTIFICATIONS (UNDER THE ACT'S SECTION 302 AND 906) SHOULD BE INCLUDED IN ONE EDGAR EX-99.CERT EXHIBIT DOCUMENT TO FORM N-CSR)